UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 31, 2008

Live Nation, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9348 Civic Center Drive, Beverly Hills, California		90210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	310-867-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Concurrently with the filing of this Current Report on Form 8-K, Live Nation, Inc. (the "Company") filed a prospectus supplement (the "Prospectus Supplement") with the Securities and Exchange Commission (the "SEC") in connection with an offering of 1,017,408 shares (the "Shares") of the Company’s common stock, par value $0.01 per share. The Prospectus Supplement was filed pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (Reg. No. 333-148930) originally filed with the SEC on January 30, 2008.

All of the Shares are being sold by the selling stockholder identified in the Prospectus Supplement. The Shares were issued to the selling stockholder in connection with the Company's acquisition of Signatures SNI, Inc. The Company will not receive any of the proceeds from the sale of the Shares by the selling stockholder.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The information in the Exhibit Index of this Current Report on Form 8-K is incorporated into this Item 9.01(d) by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Live Nation, Inc.

January 31, 2008	By:	Kathy Willard

Name: Kathy Willard
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

5.1	Opinion of Latham & Watkins LLP regarding the validity of the securities issued.
23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).